PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                    THE STRONG ADVISOR INCOME FUNDS - CLASS Z

                            STRONG ADVISOR BOND FUND
                     STRONG ADVISOR SHORT DURATION BOND FUND

                Supplement to the Prospectus dated March 1, 2001

CLASS L SHARES REDESIGNATION AND CONVERSION
Effective December 27, 2001, the Class L shares of each fund were redesignated and converted into the Class A shares of the same respective fund.

The following disclosure is revised under the heading "Fund Structure" on page 5 of the Prospectus.

     Each of the funds has adopted a multiple class plan and may offer one or more classes of shares. Only the Class Z shares are offered in this prospectus. The principal differences among the classes are each class' sales charges and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses. Class Z shares are the ADVISOR BOND FUND'S and ADVISOR SHORT DURATION BOND FUND'S former Investor Class shares and Retail Class shares, respectively. Class Z shares are available only to certain types of investors (see "Qualified Investors").

LOW BALANCE ACCOUNT FEES
Effective September 2001, the Low Balance Account Fee disclosure on page 22 of the Funds' prospectus was deleted in its entirety and replaced with the following:

     LOW BALANCE ACCOUNT FEE
     Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We may waive the fee, in our discretion, in the event that a significant market correction lowers an account balance below the account's initial investment minimum.

          The date of this Prospectus Supplement is December 28, 2001.